                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K




                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 4, 1997



                                STAFFMARK, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-20971                  71-0788538
-------------------------------    ---------------     ------------------------
(State or other jurisdiction of    Commission File     (I.R.S. Employer Number)
incorporation or organization)        Number              Identification No.)


              302 East Millsap Road, Fayetteville, Arkansas 72703
              ---------------------------------------------------
              (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code (501) 973-6000
       -----------------------------------------------------------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

         On August 4, 1997, StaffMark, Inc. (the "Company") completed the purchase of substantially all of the assets of Expert Business Systems, Incorporated, a Texas corporation ("EBS"), through the Company's wholly-owned subsidiary, StaffMark Acquisition Corporation Ten, a Delaware corporation. EBS provides information technology outsourcing services and is headquartered in the Dallas/Ft. Worth area.

         The assets purchased primarily consist of cash, accounts receivable, general corporate assets, trademarks, trade names, customer contracts and certain liabilities of EBS related to the assets. The total consideration paid for the assets was approximately $8.0 million, consisting of approximately $5.4 million in cash and 123,500 shares of the Company's common stock, plus a contingent earnout based upon the future performance of EBS. The purchase price was determined as a result of direct negotiations with EBS.

Item 7.  Financial Statements and Exhibits

         (a) It is impracticable to provide the required financial statements for the business acquired by the registrant. The registrant will file the required financial statements for such acquired business within 60 days of the date that this Form 8-K is due.

         (b) It is impracticable to provide the required pro forma financial information for the business acquired by the registrant. The registrant will file the required pro forma financial information for such acquired business within 60 days of the date this Form 8-K is due.

         (c)      Exhibits.  The following exhibit is filed with this Form 8-K:

                  2.1 Asset Purchase Agreement, dated August 4, 1997, by and among StaffMark, Inc., StaffMark Acquisition Corporation Ten, and Expert Business Systems, Incorporated/1/

                  /1/ The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        STAFFMARK, INC.
                                        (Registrant)

Date: August 15, 1997                   By:  /s/ Terry C. Bellora
                                             ----------------------------------
                                             Terry C. Bellora
                                             Chief Financial Officer


                                 EXHIBIT INDEX

     2.1 Asset Purchase Agreement, dated August 4, 1997, by and among StaffMark, Inc, StaffMark Acquisition Corporation Ten, and Expert Business Systems, Incorporated/1/

     /1/ The Company will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.




                                       3